SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                           Date of Report: May 6, 2003


                 (Date of earliest event reported: May 1, 2003)


                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                 1-11568              95-4228470
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(State or other jurisdiction     (Commission          (IRS Employer
        of incorporation)         File Number)       Identification No.)





         18881 Von Karman Avenue, Suite 250, Irvine, CA                 92612
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(Address of principal executive offices)                            (Zip Code)





       Registrant's telephone number, including area code (949) 798-7200





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Item 4.       Changes in Registrant's Certifying Accountant.

         On May 1, 2003 DynTek, Inc. (the "Registrant") dismissed Grassi & Co. CPAs, P.C. ("Grassi & Co.") and appointed Marcum & Kliegman LLP as its certifying accountants for the year ending June 30, 2003. This change was recommended and approved by the Audit Committee of the Registrant's Board of Directors.

         Grassi & Co. was previously engaged as the Registrant's certifying accountant for the preparation of a report on the Registrant's financial statements for the year ending June 30, 2002, and was not engaged as the Registrant's certifying accountant for any prior years. For periods prior to the fiscal year ended June 30, 2002, the Registrant's certifying accountant was Feldman Sherb & Co., P.C., which firm merged into and formed the successor firm Grassi & Co., P.C. subsequent to such firm's delivery of the audit report for the Registrant's fiscal year ended June 30, 2001. Except as described in the following sentence, Grassi & Co.'s report on the Registrant's financial statements for the year ending June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The report of Grassi & Co. on the financial statements of the Registrant for the fiscal years ended June 30, 2002 and 2001 does, however, contain an expression of substantial doubt regarding the Registrant's ability to continue as a going concern. During the years ending June 30, 2001 and 2002 and the subsequent interim period through April 23, 2003, there were no disagreements with Grassi & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grassi & Co., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         No statements are required to be made pursuant to Item 304(a)(2) of regulation S-K with respect to the engagement of Marcum & Kliegman LLP as the Registrant's new certifying accountant for the year ending June 30, 2003.

         The Registrant has requested that Grassi & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by Registrant to that request will be promptly filed as an amendment to this Form 8-K, and no later than two business days after it is received from Grassi & Co.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c)      Exhibits

                  None
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     May 1, 2003            DYNTEK, INC.



                                  By:/s/James Linesch
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                                   James Linesch, Chief Financial Officer